UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 30, 2020

BLUE STAR FOODS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-55903	82-4270040
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3000 NW 109th Avenue

Miami, Florida 33172

(Address of principal executive offices)

(860) 633-5565

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2020, Blue Star Foods Corp., a Delaware corporation (the “Company”), entered into a debt repayment agreement (the “Debt Repayment Agreement”) with John R. Keeler (the “Debtholder”), the Company’s Executive Chairman and Chief Executive Officer, pursuant to which the Company issued 796,650 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), to the Debtholder’s designee, an unaffiliated party, as full and complete payment of the aggregate principal amount of $1,593,300 (“Repayment Amount”) due under four promissory notes held by the Debtholder (the “Notes”). All interest due on the Notes, at a rate of 6% per annum, had previously been paid to the Debtholder on a monthly basis. Upon issuance of the Shares, the Notes were deemed to be paid-in-full and cancelled. The payoff price of $2.00 per share was equal to the closing sale price of the Company’s Common Stock on the OTC Market Group’s Pink marketplace on the date of issuance.

Pursuant to the Debt Repayment Agreement, the Debtholder also released the Company from all claims arising from, or in connection with, the debt evidenced by the Notes.

Following the repayment of the Repayment Amount, the Company was still indebted to the Debtholder under additional promissory notes in the aggregate principal amount of $1,316,833.83, which bears interest at a rate of 6% per annum.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

The issuance of the 796,650 Shares of Common Stock described above was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Debt Repayment Agreement, dated December 30, 2020, between Blue Star Foods Corp. and John R. Keeler

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE STAR FOODS CORP.

Dated: February 9, 2021	By:	/s/ John R. Keeler
John R. Keeler
Executive Chairman and Chief Executive Officer